                                                                   EXHIBIT 10.13

                                 AMENDMENT NO. 3


         This Amendment No. 3 dated as of September 30, 2000 ("Amendment") amends the Credit Agreement dated as of June 12, 1998 among Arkansas Best Corporation, a Delaware corporation (the "Borrower"), the Banks party thereto, Wells Fargo Bank (Texas), N.A., as Administrative Agent (the "Agent"), and Bank of America National Trust and Savings Association and Wells Fargo Bank (Texas), N.A., as Co-Documentation Agents, as amended by Amendment No. 1 and Consent and Waiver dated as of February 12, 1999, Amendment to Amendment No. 1 and Consent and Waiver dated as of March 15, 1999 and Amendment No. 2 dated as of August 2, 2000 (as amended, the "Credit Agreement"). Capitalized terms defined in the Credit Agreement and not otherwise defined or redefined herein are used herein with the meanings so defined.

         WHEREAS the Borrower has requested that the Credit Agreement be amended
(a) to permit the Borrower to transfer substantially all of the assets of Treadco to a newly formed joint venture and to sell certain other Subsidiaries of the Borrower, (b) to amend Sections 6.1, 6.3, 6.4, 6.5, 6.6, 6.9, 6.15 and
6.16 and (c) to make certain other amendments to the Credit Agreement; and

         WHEREAS the Banks have agreed to so amend the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendment of Credit Agreement. The Credit Agreement is hereby amended as follows:

         (a) Section 1.1.

                  (i) The definition of "Applicable Margin" is amended by replacing the first and second tables in their entirety with the following tables, respectively, and adding a new paragraph at the end thereof as set forth below:


                                          Eurodollar                                              Letter of
   Tier            Leverage                 Rate           Prime Rate         Commitment           Credit
   Level             Ratio                 Advances          Advances             Fees               Fees
------------ ------------------------  ---------------- ----------------- -------------------- ---------------
     I           > or = to 3.25             1.375%            0.250%             0.425%             1.250%

    II       > or = to 2.75 and <3.25       1.125%            0.125%             0.425%             1.000%

   III       > or = to 2.25 and <2.75       0.950%            0.000%             0.300%             0.825%

    IV       > or = to 2.00 and <2.25       0.825%            0.000%             0.300%             0.700%

     V       > or = to 1.50 and <2.00       0.750%            0.000%             0.250%             0.625%

    VI       > or = to 1.25 and <1.50       0.625%            0.000%             0.250%             0.500%

   VII         Less than 1.25               0.550%            0.000%             0.250%             0.425%

                     Senior
                   Debt Rating          Eurodollar                                            Letter of
   Tier            -----------             Rate          Prime Rate         Commitment          Credit
   Level        S&P       Moody's        Advances         Advances             Fees              Fees
   -----     ---------- -----------     ----------       ----------         ----------        ---------
    I           BBB+        Baa1          0.525%           0.000%             0.125%            0.400%
                 or          or
               Higher      Higher

   II            BBB        Baa2          0.575%           0.000%             0.150%            0.450%

   III          BBB-        Baa3          0.625%           0.000%             0.200%            0.500%

   IV            BB+         Ba1          0.850%           0.000%             0.250%            0.725%


At any time, the Borrower may elect to either (i) determine its rating for Senior Debt solely from the ratings established by S&P or (ii) select a substitute nationally recognized statistical rating agency to replace Moody's. However, notwithstanding the foregoing, if the Borrower elects to replace Moody's with a substitute nationally recognized statistical rating agency and such agency's ratings of the Borrower's Senior Debt are higher than S&P's, then the Applicable Margin shall be determined by reference to the rating established for the Borrower's Senior Debt by S&P.

                  (ii) The definitions of "TAC", "Treadco Merger", and "Treadco Credit Agreement" are hereby deleted in their entirety.

         (b) Section 6.1. Section 6.1 is amended by adding "and" at the end of clause (l), adding a period at the end of clause (m) and deleting clauses (n) and (o).

         (c) Section 6.3. Section 6.3 is modified in its entirety as follows:

                  Section 6.3. Agreements Restricting Distributions From Subsidiaries. The Borrower will not, nor will it permit any of its Subsidiaries to, enter into any agreement (other than a Credit Document) which limits distributions to or any advance by any of the Borrower's Subsidiaries to the Borrower.

         (d) Section 6.4(iv). Section 6.4(iv) is amended in its entirety as follows:



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


         (iv) sales, transfers or other dispositions of all of the assets or capital stock of Treadco (including any ownership rights), on substantially the same terms and conditions outlined in that certain agreement by and among The Goodyear Tire & Rubber Company, the Borrower and Treadco (the "Goodyear Agreement") dated September 13, 2000, G.I. Trucking Company, Agricultural Express of America, Inc., Agile Freight System, Inc. and Clipper Exxpress Company and\or any other company in which Clipper Exxpress Company has made an investment and which is engaged in a similar line of business.

         (e) Section 6.5. Section 6.5 is amended in its entirety as follows:

                  Section 6.5 Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, make any Restricted Payment, except that

                  (a) a wholly-owned Subsidiary of the Borrower may make a Restricted Payment to the Borrower or another wholly-owned Subsidiary of the Borrower,

                  (b) provided no Default has occurred and is continuing or would result therefrom, the Borrower may pay, prepay, redeem or purchase the Subordinated Debentures, provided further that if the Borrower pays, prepays, redeems or purchases Subordinated Debentures and the aggregate amount paid exceeds $25,000,000, the Borrower's Leverage Ratio calculated as of such day must be less than or equal to
         3.00 to 1.00, and

                  (c) provided no Default has occurred and is continuing or would result therefrom, the Borrower or any Subsidiary may make Restricted Payments of the kind described in clause (b) of the definition of the term "Restricted Payments" in an aggregate amount not to exceed $9,000,000 in any fiscal year, provided further that if the Borrower's Senior Debt is rated BBB- or higher by S&P or Baa3 or higher by Moody's, then the Borrower or any Subsidiary may make Restricted Payments of the kind described in clause (b) of the definition of the term "Restricted Payments" in an aggregate amount not to exceed $25,000,000 in any fiscal year and not to exceed $60,000,000 from the date hereof until the Maturity Date, excluding those dividends currently paid by the Borrower on its existing issuance of preferred stock, and provided further that if the Borrower or any Subsidiary makes Restricted Payments of the kind described in clause (b) of the definition of the term "Restricted Payments" in an aggregate amount equal to or exceeding $25,000,000, the Borrower's Leverage Ratio calculated as of the day of the making of such Restricted Payment must be less than or equal to 3.00 to 1.00.

         (f) Section 6.6(d)(iii). Section 6.6(d)(iii) is amended in its entirety as follows:


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


                  (iii) the aggregate consideration paid for such contributions or investments shall not exceed $80,000,000; provided that if the aggregate consideration paid for such contributions or investments exceeds $25,000,000, the Borrower's Leverage Ratio calculated as of the day of such contribution or investment must be less than or equal to
         3.00 to 1.00;

         (g) Section 6.6. Section 6.6 is amended by adding an "and" after subsection (e) and adding the following new subsection (f):

                  (f) capital contributions made by Treadco to the joint venture formed pursuant to the Goodyear Agreement.

         (h) Section 6.9. The introduction exception of Section 6.9 is modified to read as follows:

         Except as set forth in agreements and documentation governing Indebtedness of the Borrower or any of its Subsidiaries existing on the Effective Date,

         (i) The first sentence of Section 6.14 of the Credit Agreement is amended in its entirety as follows:

         The Borrower may make or permit any of its Subsidiaries to make or commit to make any Capital Expenditure; provided, however, that Capital Expenditures of the Borrower and its Subsidiaries may not exceed $85,000,000 in an aggregate amount per fiscal year so long as the Borrower's Senior Debt is not rated either BBB- or higher by S&P or Baa3 or greater by Moody's.

         (j) Section 6.15. Section 6.15 is amended by amending clauses (f) and
(g) in their entirety as follows:

                  (f)   [Intentionally deleted];

                  (g)   [Intentionally deleted]; and

         (k) Section 6.16. Section 6.16 is amended in its entirety as follows:

                  Section 6.16. Acquisition Expenditures. The Borrower shall not and shall not permit any of its Subsidiaries to make any Acquisition Expenditure, unless (a) such Acquisition Expenditure is made in substantially the same or complementary lines of business of the Borrower and does not violate any other provision of this Agreement;
         (b) the aggregate amount of the Net Purchase Prices and consideration paid in common stock for all Acquisition Expenditures made does not exceed $80,000,000; (c) at the time of such Acquisition Expenditure no Default has occurred and is continuing or would occur upon the consummation of such acquisition and, if such Acquisition


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


         Expenditures exceed $25,000,000, the Agent shall have received a Compliance Certificate demonstrating pro forma financial covenant compliance, provided that the Borrower's Leverage Ratio calculated as of the time of such Acquisition Expenditure must be less than or equal to 3.00 to 1.00; and (d) immediately following the making of such Acquisition Expenditure, the lesser of (i) the aggregate amount of the Commitments or (ii) the Borrowing Base exceeds the aggregate outstanding principal amount of the Advances and the Letter of Credit Exposure by at least $20,000,000.

         Section 2. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Banks that, after giving effect hereto:

         (a) the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this Amendment, except those that by their terms relate only to a specific date;

         (b) (i) the execution, delivery, and performance of this Amendment are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings, and (ii) this Amendment constitutes a legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

         (c) as of the effectiveness of this Amendment, no Default or Event of Default has occurred and is continuing.

         Section 3. Effectiveness of Amendment. This Amendment shall become effective upon (i) the Agent receiving counterparts of this Amendment executed by the Borrower and the Majority Banks, (ii) the payment by the Borrower of all reasonable legal fees and expenses associated with the Amendment and (iii) the consummation of the Joint Venture under the Goodyear Agreement on or before December 31, 2000.

         Section 4. Effect on Loan Documents.

         (a) Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Agent's or any of the Bank's rights under the Credit Documents, as amended, including the waiver of any Default or Event of Default, however denominated.

         (b) This Amendment is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a Default or Event of Default under other Credit Documents.

         Section 5. Counterparts. This Amendment may be executed in any number of counterparts which together shall constitute an instrument.


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


         Section 6. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

         PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A CREDIT AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE CREDIT AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE CREDIT AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

         THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN CREDIT AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE CREDIT AGREEMENT. THIS WRITTEN AMENDMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.






                  [Remainder of page left intentionally blank]


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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers duly authorized as of the date first written above.


                                  BORROWER:

                                  ARKANSAS BEST CORPORATION


                                  By:
                                     -------------------------------------------
                                      David E. Loeffler
                                      Vice President - Chief Financial Officer


                                  ADMINISTRATIVE AGENT:


                                  WELLS FARGO BANK (TEXAS), N.A.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  CO-DOCUMENTATION AGENTS:


                                  BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  WELLS FARGO BANK (TEXAS), N.A.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BANKS:


                                  WELLS FARGO BANK (TEXAS), N.A.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  SOCIETE GENERALE


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  AMSOUTH BANK


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  BANK ONE, NA


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ABN AMRO BANK N.V.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  SUNTRUST BANK


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------